AMERIKING, INC.
                              LIST OF SUBSIDIARIES


                     National Restaurant Enterprises, Inc.
                       AmeriKing Illinois Corporation I
                       AmeriKing Colorado Corporation I
                       AmeriKing Tennessee Corporation I
                       AmeriKing Virginia Corporation I
                      AmeriKing Cincinnati Corporation I


                                               AMERIKING CORPORATE STRUCTURE
                                               -----------------------------

                                                   --------------------
                                                   |                  |
                                                   |  AMERIKING, INC. |
                                                   |                  |
                                                   --------------------
                                                            |  100%
                                                            |
                                         -----------------------------------------
                                         |                                       |
                                         | NATIONAL RESTAURANT ENTERPRISES, INC. |
                                         |     (d/b/a AmeriKing Corporation)     |
                                         |                                       |
                                         -----------------------------------------
                                                            |
          -----------------------------------------------------------------------------------------------------
          |                        |                        |                        |                        |
          |   100%                 |   100%                 |   100%                 |   100%                 |   100%
----------------------   ----------------------   ----------------------   ----------------------   ----------------------
| AMERIKING COLORADO |   |AMERIKING TENNESSEE |   | AMERIKING VIRGINIA |   |AMERIKING CINCINNATI|   | AMERIKING ILLINOIS |
| CORPORATION I      |   |CORPORATION I       |   | CORPORATION I      |   |CORPORATION I       |   | CORPORATION I      |
----------------------   ----------------------   ----------------------   ----------------------   ----------------------

Notes:

1.  All corporations are Delaware corporations.